
-----------------------------------------------------------------------------------------------------------------------
                                                                              Monthly Operating Report

      ------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                ACCRUAL BASIS-1
      ------------------------------------------------------
      ------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                          02/13/95, RWD, 2/96
      ------------------------------------------------------
      ------------------------------------------------------
      COMPARATIVE  BALANCE  SHEET                                              ***** AMOUNTS ARE UNAUDITED *****
      -------------------------------------------------------------------------------------------------------------
                                              SCHEDULE            MONTH             MONTH             MONTH
                                                            -------------------------------------------------------
                                                                                   Revised
      ASSETS                                   AMOUNT         January 2002       *December 2001     November 2001
      -------------------------------------------------------------------------------------------------------------
      1.   UNRESTRICTED  CASH                      $657,834          $148,938          $128,780           $253,022
      -------------------------------------------------------------------------------------------------------------
      2.   RESTRICTED  CASH
      -------------------------------------------------------------------------------------------------------------
      3.   TOTAL  CASH                             $657,834          $148,938          $128,780           $253,022
      -------------------------------------------------------------------------------------------------------------
      4.   ACCOUNTS  RECEIVABLE  (NET)                                $64,359           $64,359            $64,359
      -------------------------------------------------------------------------------------------------------------
      5.   INVENTORY
      -------------------------------------------------------------------------------------------------------------
      6.   NOTES  RECEIVABLE
      -------------------------------------------------------------------------------------------------------------
      7.   PREPAID  EXPENSES                       $435,981           $96,774          $168,457           $220,488
      -------------------------------------------------------------------------------------------------------------
      8.   OTHER  (ATTACH  LIST)                $14,534,047        $2,717,275        $2,737,275         $2,036,000
      -------------------------------------------------------------------------------------------------------------
      9.   TOTAL  CURRENT  ASSETS               $15,627,862        $3,027,346        $3,098,871         $2,573,869
      -------------------------------------------------------------------------------------------------------------
      10.  PROPERTY,  PLANT  &  EQUIPMENT                          $3,846,680        $3,877,124         $3,877,124
      -------------------------------------------------------------------------------------------------------------
      11.  LESS:  ACCUMULATED
           DEPRECIATION / DEPLETION                                $2,791,460        $2,761,780         $2,718,059
      -------------------------------------------------------------------------------------------------------------
      12.  NET  PROPERTY,  PLANT  &
           EQUIPMENT                             $1,092,455        $1,055,220        $1,115,344         $1,159,065
      -------------------------------------------------------------------------------------------------------------
      13.  DUE FROM INSIDERS
      -------------------------------------------------------------------------------------------------------------
      14.  OTHER  ASSETS  -  NET  OF AMORT.
           (Service Agreement Rights)
      -------------------------------------------------------------------------------------------------------------
      15.  OTHER (ATTACH LIST)                  $88,579,000       $17,994,089       $25,222,019        $29,971,773
      -------------------------------------------------------------------------------------------------------------
      16.  TOTAL ASSETS                        $105,299,317       $22,076,655       $29,436,234        $33,704,707
      -------------------------------------------------------------------------------------------------------------
      POSTPETITION  LIABILITIES
      -------------------------------------------------------------------------------------------------------------
       17.  ACCOUNTS  PAYABLE                                       $ 224,808         $ 236,276          $ 478,978
      -------------------------------------------------------------------------------------------------------------
      18.  TAXES  PAYABLE                                                  $0                $0                 $0
      -------------------------------------------------------------------------------------------------------------
      19.  NOTES  PAYABLE
      -------------------------------------------------------------------------------------------------------------
      20.  PROFESSIONAL  FEES                                        $430,260          $624,159           $685,536
      -------------------------------------------------------------------------------------------------------------
      21.  SECURED  DEBT                                                   $0                $0                 $0
      -------------------------------------------------------------------------------------------------------------
      22.  OTHER  (ATTACH  LIST)                                     $199,762          $198,430           $264,883
      -------------------------------------------------------------------------------------------------------------
      23.  TOTAL  POSTPETITION
           LIABILITIES                                               $854,830        $1,058,865         $1,429,397
      -------------------------------------------------------------------------------------------------------------
      PREPETITION  LIABILITIES
           --------------------------------------------------------------------------------------------------------
      24.  SECURED  DEBT                       $156,072,699       $98,614,243      $103,801,651       $112,889,085
      -------------------------------------------------------------------------------------------------------------
      25.  PRIORITY  DEBT                        $2,064,593          $131,700        $1,302,686         $1,444,046
      -------------------------------------------------------------------------------------------------------------
      26.  UNSECURED  DEBT                      $16,118,079        11,184,296        11,194,530         11,119,563
      -------------------------------------------------------------------------------------------------------------
      27.  OTHER (ATTACH LIST)                                     $2,696,592        $5,819,008         $7,718,750
      -------------------------------------------------------------------------------------------------------------
      28.  TOTAL  PREPETITION  LIABILITIES     $174,255,371      $112,626,831      $122,117,875       $133,171,444
      -------------------------------------------------------------------------------------------------------------
      29.  TOTAL LIABILITIES                   $174,255,371      $113,481,661      $123,176,740       $134,600,841
      -------------------------------------------------------------------------------------------------------------
                    EQUITY
      -------------------------------------------------------------------------------------------------------------
      30.  PREPETITION  OWNERS'  EQUITY         (68,956,054)    ($100,659,114)    ($100,659,127)     ($105,063,501)
      -------------------------------------------------------------------------------------------------------------
      31.  POSTPETITION  CUMULATIVE
           PROFIT  OR  (LOSS)                                      $9,254,108        $6,918,621         $4,167,367
      -------------------------------------------------------------------------------------------------------------
      32.  DIRECT  CHARGES  TO  EQUITY
           (ATTACH  EXPLANATION)
      -------------------------------------------------------------------------------------------------------------
      33.  TOTAL  EQUITY                       ($68,956,054)     ($91,405,006)     ($93,740,506)     ($100,896,134)
      -------------------------------------------------------------------------------------------------------------
      34.  TOTAL  LIABILITIES  &
           OWNERS'  EQUITY                     $105,299,317       $22,076,655       $29,436,234        $33,704,707
      -------------------------------------------------------------------------------------------------------------

      NOTE: Decrease in Secured Debt due to paying down debt obligations to major creditor with proceeds received from sale of four subsidiaries in December, and three more in January.
           Increase in Unsecured Debt due to writing off insurance receivables from subsidiaries sold prior to insurance expiration date.
      * December was revised to reflect recording of the sale of assets of subsidiaries to physician's groups and year-end adjusting entries.


---------------------------------------------------------------------------------------------------------------------------
                                                                                 Monthly Operating Report

      ---------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                   ATTACHMENT - ACCRUAL BASIS-1
      ---------------------------------------------------------
      ---------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                             02/13/95, RWD, 2/96
      ---------------------------------------------------------
                                                                                   ***** AMOUNTS ARE UNAUDITED *****
      -----------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE          MONTH             MONTH              MONTH
                                                               --------------------------------------------------------
      ASSETS                                        AMOUNT       January 2002    Revised *December 2001  November 2001
      -----------------------------------------------------------------------------------------------------------------
      8.    OTHER  CURRENT ASSETS
      -----------------------------------------------------------------------------------------------------------------
            Income tax receivable                  $13,983,375
            -----------------------------------------------------------------------------------------------------------
            Other current assets                                                                                    $0
            -----------------------------------------------------------------------------------------------------------
            Sale proceeds held in escrow or receivable                $2,717,275         $2,737,275         $1,600,000
            -----------------------------------------------------------------------------------------------------------
            Management fees receivable (Note #3)      $550,672                $0                 $0           $436,000
            -----------------------------------------------------------------------------------------------------------
                                                   $14,534,047        $2,717,275         $2,737,275         $2,036,000
            -----------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------
      15.   OTHER ASSETS
      -----------------------------------------------------------------------------------------------------------------
            Security deposit                           $11,760            $7,276                 $0            $11,760
            -----------------------------------------------------------------------------------------------------------
            Stock & interest in subsidiaries
                (Note 2 below)                     $87,800,000       $17,986,813        $25,222,019        $29,191,235
            -----------------------------------------------------------------------------------------------------------
            Club membership (Note #3)                  $16,000                $0                 $0            $16,000
            -----------------------------------------------------------------------------------------------------------
            STAR program advancing (Note #3)          $751,240                $0                 $0           $752,778
            -----------------------------------------------------------------------------------------------------------
                                                   $88,579,000       $17,994,089        $25,222,019        $29,971,773
            -----------------------------------------------------------------------------------------------------------
      22.   OTHER  POSTPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------
            Employee withholdings & accrued incentive                   $147,634           $148,760           $168,057
            -----------------------------------------------------------------------------------------------------------
            Miscellaneous accruals                                       $51,753            $49,670            $96,826
            -----------------------------------------------------------------------------------------------------------
            Total Other Postpetition Liabilities                        $199,387           $198,430           $264,883
            -----------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------
      27.   OTHER PREPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------
            Deferred revenue (Note #1 below)                          $2,696,592         $5,819,008         $7,718,750
            -----------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------



      NOTE 1: Reclassification of prior year adjustment, not known at filing date, charged against pre-petition equity and monthly amortization recorded as non-operating income on MOR-2.
      NOTE 2: Interest in subsidiaries decreased due to sale of subsidiaries.
      NOTE 3. Certain assets were determined to be un-recoverable and written off or eliminated as a result of a settlement with lessor. * December was revised to reflect recording of the sale of assets of subsidiaries to physician's groups and year-end adjusting entries.


===================================================================================================================
                                                                               Monthly Operating Report

      ---------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                 ACCRUAL BASIS-2
      ---------------------------------------------------------
      ---------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                           02/13/95, RWD, 2/96
      ---------------------------------------------------------
      -----------------------------------------
      INCOME STATEMENT                                               ***** AMOUNTS ARE UNAUDITED *****
      -----------------------------------------
      --------------------------------------------------------------------------------------------------------
                                                    MONTH           MONTH           MONTH         QUARTER
                                               ------------------------------------------------
                                                                  Revised
      REVENUES                                  January 2002   *December 2001     November 2001      TOTAL
      --------------------------------------------------------------------------------------------------------
      1.   GROSS  REVENUES                                                                                 $0
      --------------------------------------------------------------------------------------------------------
      2.   LESS:  RETURNS & DISCOUNTS                                                                      $0
      --------------------------------------------------------------------------------------------------------
      3.   NET  REVENUE                                     $0              $0              $0             $0
      --------------------------------------------------------------------------------------------------------
      COST  OF  GOODS  SOLD
      --------------------------------------------------------------------------------------------------------
      4.   MATERIAL                                                                                        $0
      --------------------------------------------------------------------------------------------------------
      5.   DIRECT  LABOR                                                                                   $0
      --------------------------------------------------------------------------------------------------------
      6.   DIRECT  OVERHEAD                                                                                $0
      --------------------------------------------------------------------------------------------------------
      7.   TOTAL  COST  OF  GOODS  SOLD                     $0              $0              $0             $0
      --------------------------------------------------------------------------------------------------------
      8.   GROSS  PROFIT                                    $0              $0              $0             $0
      --------------------------------------------------------------------------------------------------------
      OPERATING  EXPENSES
      --------------------------------------------------------------------------------------------------------
      9.   OFFICER / INSIDER  COMPENSATION            $844,175         $68,807        $352,300     $1,265,282
      --------------------------------------------------------------------------------------------------------
      10.  SELLING  &  MARKETING                                                                           $0
      --------------------------------------------------------------------------------------------------------
      11.  GENERAL & ADMINISTRATIVE                    $25,555          $6,193         $12,988        $44,736
      --------------------------------------------------------------------------------------------------------
      12.  RENT  &  LEASE                              $81,786          $9,615         $20,824       $112,225
      --------------------------------------------------------------------------------------------------------
      13.  OTHER (ATTACH LIST)                       ($335,543)       $395,501        $512,948       $572,906
      --------------------------------------------------------------------------------------------------------
      14.  TOTAL  OPERATING  EXPENSES                 $615,973        $480,116        $899,060     $1,995,149
      --------------------------------------------------------------------------------------------------------
      15.  INCOME  BEFORE  NON-OPERATING
           INCOME & EXPENSE                          ($615,973)      ($480,116)      ($899,060)   ($1,995,149)
      --------------------------------------------------------------------------------------------------------
      OTHER  INCOME  &  EXPENSES
      --------------------------------------------------------------------------------------------------------
      16.  NON-OPERATING INCOME (ATT.  LIST)       ($3,122,416)    ($1,910,559)    ($3,787,851)   ($8,820,826)
      --------------------------------------------------------------------------------------------------------
      17.  NON-OPERATING EXPENSE (ATT.  LIST)               $0              $0            $329           $329
      --------------------------------------------------------------------------------------------------------
      18.  INTEREST  EXPENSE (See Note below)               $0              $0       ($171,685)     ($171,685)
      --------------------------------------------------------------------------------------------------------
      19.  DEPRECIATION / DEPLETION                    $41,097         $43,721         $58,624       $143,442
      --------------------------------------------------------------------------------------------------------
      20.  AMORTIZATION                                            $14,240,936                    $14,240,936
      --------------------------------------------------------------------------------------------------------
      21.  OTHER -(ATTACH LIST)                        $19,028    ($19,924,453)             $0   ($19,905,425)
      --------------------------------------------------------------------------------------------------------
      22.  NET  OTHER INCOME & EXPENSES            ($3,062,292)    ($7,550,355)    ($3,900,583)  ($14,513,229)
      --------------------------------------------------------------------------------------------------------
      REORGANIZATION  EXPENSES
      --------------------------------------------------------------------------------------------------------
      23.  PROFESSIONAL  FEES                         $116,837        $163,590          $2,841       $283,268
      --------------------------------------------------------------------------------------------------------
      24.  U.S.  TRUSTEE  FEES                          $4,000          $2,000          $2,000         $8,000
      --------------------------------------------------------------------------------------------------------
      25.  OTHER (ATTACH LIST)                              $0              $0              $0             $0
      --------------------------------------------------------------------------------------------------------
      26.  TOTAL  REORGANIZATION  EXPENSES            $120,837        $165,590          $4,841       $291,268
      --------------------------------------------------------------------------------------------------------
      27.  INCOME  TAX                                ($10,005)       ($13,972)       ($17,478)      ($41,455)
      --------------------------------------------------------------------------------------------------------
      28.  NET  PROFIT  (LOSS)                      $2,335,487      $6,918,621      $3,014,160    $12,268,268
      --------------------------------------------------------------------------------------------------------

===================================================================================================================

NOTE:Interest  expense was abated upon petition of bankruptcy.  Interest  income from subsidiaries decreased due to the sale of some subsidiaries.
Note #2:  Amortizantion  of  assets  deemed  to  be  impaired  pre-petition  was reversed.
Note #3: Rental  agreement  retroactive  to August 2001 - prior months'  expense recorded in January.
* December was revised to reflect recording of the sale of assets of subsidiaries to physician's groups and year-end adjusting entries.


=====================================================================================================================
                                                                                   Monthly Operating Report

      -------------------------------------------------------------
      CASE  NAME:  ProMedCo Management Company                                     ATTACHMENT -
      -------------------------------------------------------------
                                                                                       ACCRUAL BASIS-2
      -------------------------------------------------------------
      CASE  NUMBER:  01-42502-BJH-11                                               02/13/95, RWD, 2/96
      -------------------------------------------------------------
                                                                          ***** AMOUNTS ARE UNAUDITED *****
      --------------------------------------------------------------------------------------------------------------
                                                        MONTH           MONTH           MONTH           QUARTER
                                                   -------------------------------------------------
                                                                       Revised
                                                    January 2002     *December 2001    November 2001        TOTAL
      --------------------------------------------------------------------------------------------------------------
      13.  OTHER OPERATING EXPENSES
      --------------------------------------------------------------------------------------------------------------
           Payroll and payroll taxes (Note #2)           ($411,905)         $5,713         $189,746       ($216,446)
      --------------------------------------------------------------------------------------------------------------
           Sales use and other taxes                            $0              $0             $895            $895
      --------------------------------------------------------------------------------------------------------------
           Utilities                                        $6,553          $2,101          $91,192         $99,846
      --------------------------------------------------------------------------------------------------------------
           Insurance                                       $48,994         $33,569          $21,288        $103,851
      --------------------------------------------------------------------------------------------------------------
           Travel                                           $4,142         $10,036           $2,302         $16,480
      --------------------------------------------------------------------------------------------------------------
           Entertainment                                    $1,177          $3,536           $1,589          $6,302
      --------------------------------------------------------------------------------------------------------------
           Repairs & Maintenance                              $634            $534             $487          $1,655
      --------------------------------------------------------------------------------------------------------------
           Supplies                                         $2,699          $5,763           $7,421         $15,883
      --------------------------------------------------------------------------------------------------------------
           Employee benefits                                $6,802          $4,531           $8,302         $19,635
      --------------------------------------------------------------------------------------------------------------
           Purchased Services (see Note #3 below)           $5,361        $329,718         $189,726        $524,805
      --------------------------------------------------------------------------------------------------------------
           Total Other Operating Expenses                ($335,543)       $395,501         $512,948        $572,906
      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------
      16.  NON-OPERATING INCOME (ATT.  LIST)
      --------------------------------------------------------------------------------------------------------------
           Deferred revenue                            ($3,122,416)    ($1,899,742)     ($3,776,141)    ($8,798,299)
      --------------------------------------------------------------------------------------------------------------
           Reversal of accrued expenses (Note #1)               $0              $0               $0              $0
      --------------------------------------------------------------------------------------------------------------
           Payments from settlement                             $0        ($10,817)        ($11,710)       ($22,527)
      --------------------------------------------------------------------------------------------------------------
           Total Non-Operating Income                  ($3,122,416)    ($1,910,559)     ($3,787,851)    ($8,820,826)
      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------
      17.  NON-OPERATING EXPENSE (ATT.  LIST)
      --------------------------------------------------------------------------------------------------------------
           Penalty on taxes                                     $0              $0             $329            $329
      --------------------------------------------------------------------------------------------------------------
           Total Non-Operating Expenses                         $0              $0             $329            $329
      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------
      21.  OTHER NON-OPERATING EXPENSES
      --------------------------------------------------------------------------------------------------------------
           Earnings in subsidiaries                             $0              $0               $0              $0
      --------------------------------------------------------------------------------------------------------------
           Reversal of adjustment to estimated market value           ($31,372,202)                    ($31,372,202)
      --------------------------------------------------------------------------------------------------------------
           Loss on disposal of assets                      $19,028     $11,447,749               $0     $11,466,776
      --------------------------------------------------------------------------------------------------------------
           Total Non-Operating Expenses                    $19,028    ($19,924,453)              $0    ($19,905,425)
      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

=========================================================================================================================

NOTE #1:  Certain   accrued   expenses,   pre-petition,   were   unsupported  or
     unsubstantiated and, therefore, were reversed to non-operating income.
NOTE #2: Includes reversal of prior month accrual for payments to insiders.
NOTE #3: Purchased services decreased in January due to reduction in legal fees as some subsidiaries were sold. Increase in December due to additional subsidiaries put into bankruptcy and closing sales of subsidiaries in November and December.

* December was revised to reflect recording of the sale of assets of subsidiaries to physician's groups and year-end adjusting entries.


---------------------------------------------------------------------------------------------------------------------
                                                                                 Monthly Operating Report

    ---------------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                     ACCRUAL BASIS-3
    ---------------------------------------------------------
    ---------------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                               02/13/95, RWD, 2/96
    ---------------------------------------------------------
                                                                       ***** AMOUNTS ARE UNAUDITED *****
    ---------------------------------------------------------------------------------------------------------------
    CASH  RECEIPTS  AND                          MONTH              MONTH             MONTH           QUARTER
                                            ------------------------------------------------------
                                                                  Revised
    DISBURSEMENTS                             January 2002     *December 2001        November 2001        TOTAL
    ---------------------------------------------------------------------------------------------------------------
    1.  CASH - BEGINNING  OF  MONTH                 $128,780            $253,022         $147,662         $147,662
    ---------------------------------------------------------------------------------------------------------------
    RECEIPTS  FROM  OPERATIONS
    ---------------------------------------------------------------------------------------------------------------
    2.  CASH  SALES
    ---------------------------------------------------------------------------------------------------------------
    COLLECTION  OF  ACCOUNTS  RECEIVABLE
    ---------------------------------------------------------------------------------------------------------------
    3.  PREPETITION
    ---------------------------------------------------------------------------------------------------------------
    4.  POSTPETITION
    ---------------------------------------------------------------------------------------------------------------
    5.  TOTAL  OPERATING  RECEIPTS                   $53,677             $40,397          $84,601         $178,675
    ---------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
    ---------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES  (ATTACH  LIST)        $2,380,375          $1,179,584         $801,314       $4,361,273
    ---------------------------------------------------------------------------------------------------------------
    7.  SALE  OF  ASSETS                          $7,527,376         $10,221,341       $8,297,962      $26,046,679
    ---------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                    ($7,567,773)       ($10,367,027)     ($8,297,962)    ($26,232,762)
    ---------------------------------------------------------------------------------------------------------------
    9.  TOTAL  NON-OPERATING  RECEIPTS            $2,339,978          $1,033,898         $801,314       $4,175,190
    ---------------------------------------------------------------------------------------------------------------
    10. TOTAL  RECEIPTS                           $2,393,655          $1,074,295         $885,915       $4,353,865
    ---------------------------------------------------------------------------------------------------------------
    11. TOTAL  CASH  AVAILABLE                    $2,522,435          $1,327,317       $1,033,577       $4,501,527
    ---------------------------------------------------------------------------------------------------------------
    OPERATING  DISBURSEMENTS
    ---------------------------------------------------------------------------------------------------------------
    12. NET  PAYROLL                                $944,127            $170,938         $110,865       $1,225,930
    ---------------------------------------------------------------------------------------------------------------
    13. PAYROLL TAXES PAID                          $653,575             $75,197         $131,411         $860,182
    ---------------------------------------------------------------------------------------------------------------
    14. SALES,  USE  &  OTHER  TAXES  PAID            $4,221              $8,603             $609          $13,433
    ---------------------------------------------------------------------------------------------------------------
    15. SECURED / RENTAL / LEASES                    $65,486                  $0               $0          $65,486
    ---------------------------------------------------------------------------------------------------------------
    16. UTILITIES                                     $5,564             $49,244          $44,351          $99,159
    ---------------------------------------------------------------------------------------------------------------
    17. INSURANCE                                     $2,273                $383               $0           $2,656
    ---------------------------------------------------------------------------------------------------------------
    18. INVENTORY  PURCHASES                                                                                    $0
    ---------------------------------------------------------------------------------------------------------------
    19. VEHICLE  EXPENSES                                                                                       $0
    ---------------------------------------------------------------------------------------------------------------
    20. TRAVEL                                       $14,568              $1,754          $21,372          $37,694
    ---------------------------------------------------------------------------------------------------------------
    21. ENTERTAINMENT                                 $4,517                $505           $1,023           $6,045
    ---------------------------------------------------------------------------------------------------------------
    22. REPAIRS  &  MAINTENANCE                           $0                  $0               $0               $0
    ---------------------------------------------------------------------------------------------------------------
    23. SUPPLIES                                      $4,605              $2,181          $24,330          $31,116
    ---------------------------------------------------------------------------------------------------------------
    24. ADVERTISING                                                                                             $0
    ---------------------------------------------------------------------------------------------------------------
    25. OTHER  (ATTACH  LIST)                        $71,439            $127,090         $115,087         $313,616
    ---------------------------------------------------------------------------------------------------------------
    26. TOTAL  OPERATING  DISBURSEMENTS           $1,770,375            $435,895         $449,048       $2,655,318
    ---------------------------------------------------------------------------------------------------------------
    REORGANIZATION  EXPENSES
    ---------------------------------------------------------------------------------------------------------------
    27. PROFESSIONAL  FEES                          $595,622            $760,642         $331,507       $1,687,771
    ---------------------------------------------------------------------------------------------------------------
    28. U.S.  TRUSTEE  FEES                           $7,500              $2,000               $0           $9,500
    ---------------------------------------------------------------------------------------------------------------
    29. OTHER  (ATTACH  LIST)
    ---------------------------------------------------------------------------------------------------------------
    30. TOTAL  REORGANIZATION  EXPENSES             $603,122            $762,642         $331,507       $1,697,271
    ---------------------------------------------------------------------------------------------------------------
    31. TOTAL  DISBURSEMENTS                      $2,373,497          $1,198,537         $780,555       $4,352,589
    ---------------------------------------------------------------------------------------------------------------
    32. NET  CASH  FLOW                              $20,158           ($124,242)        $105,360           $1,276
    ---------------------------------------------------------------------------------------------------------------
    33. CASH - END OF MONTH                         $148,938            $128,780         $253,022         $148,938
    ---------------------------------------------------------------------------------------------------------------

=====================================================================================================================



Note:Professional Fees increased in December due to approval by court to pay previously withheld fees per instructions of the court.

Note: Payroll increased due to incentive pay earned on sale of subsidiaries.

Note: Rental agreement paid retroactively to August 2001.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                       Monthly Operating Report

    ----------------------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                           ATTACHMENT -
    ----------------------------------------------------------------
                                                                                            ACCRUAL BASIS-3
    ----------------------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                                     02/13/95, RWD, 2/96
    ----------------------------------------------------------------
                                                                      ***** AMOUNTS ARE UNAUDITED *****
    -------------------------------------------------------------------------------------------------------------------------
                                                       MONTH              MONTH              MONTH             QUARTER
                                                 ---------------------------------------------------------
                                                    January 2002  Revised *December 2001    November 2001          TOTAL
    -------------------------------------------------------------------------------------------------------------------------
    6.   LOANS  &  ADVANCES
    -------------------------------------------------------------------------------------------------------------------------
         Draws from the Cash Collateral account          $2,380,375         $1,179,584           $801,314         $4,361,273
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
         Total Loans & Advances                          $2,380,375         $1,179,584           $801,314         $4,361,273
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
    8.   OTHER  NON-OPERATING RECEIPTS
    -------------------------------------------------------------------------------------------------------------------------
         Payments into the Cash Collateral account         ($40,397)         ($145,686)                $0          ($186,083)
    -------------------------------------------------------------------------------------------------------------------------
         Transfer Sale Proceeds to Cash Collateral      ($7,527,376)      ($10,221,341)       ($8,297,962)      ($26,046,679)
    -------------------------------------------------------------------------------------------------------------------------
         Total Other Non-Operating Receipts             ($7,567,773)      ($10,367,027)       ($8,297,962)      ($26,232,762)
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
    25.  OTHER  (ATTACH  LIST)
    -------------------------------------------------------------------------------------------------------------------------
         EMPLOYEE WITHHOLDINGS & BENEFITS                    $8,644            $12,121             $9,525            $30,290
    -------------------------------------------------------------------------------------------------------------------------
         PURCHASED SERVICES                                 $36,527             $4,397            $11,864            $52,788
    -------------------------------------------------------------------------------------------------------------------------
         GENERAL AND ADMINISTRATIVE EXP.                     $2,090             $2,343            $35,361            $39,794
    -------------------------------------------------------------------------------------------------------------------------
         WORKING CAPITAL ADVANCE TO SUBSIDIARIES
             (Note  below)                                  $23,882           $108,229            $57,602           $189,713
    -------------------------------------------------------------------------------------------------------------------------
         Penalty & Interest                                      $0                 $0               $735               $735
    -------------------------------------------------------------------------------------------------------------------------
         Bank adjustments                                      $296                 $0                 $0               $296
    -------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER OPERATING DISBURSEMENTS                $71,439           $127,090           $115,087           $312,585
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
    29.  OTHER  REORGANIZATION DISBURSEMENTS
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================


Note:Increase in working capital advance to subsidiaries due to payment of Trustee Fees on their behalf and to ensure timely filing and payment.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                         Monthly Operating Report
    --------------------------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                             ACCRUAL BASIS-4
    --------------------------------------------------------------------
    --------------------------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                                       02/13/95, RWD, 2/96
    --------------------------------------------------------------------
                                                                                 ***** AMOUNTS ARE UNAUDITED *****
    -------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE           MONTH             MONTH             MONTH
                                                                        -----------------------------------------------------
                                                                                             Revised
    ACCOUNTS  RECEIVABLE  AGING                            AMOUNT         January 2002    *December 2001       November 2001
    -------------------------------------------------------------------------------------------------------------------------
    1.    0-30                                                                        $0                $0            $5,456
    -------------------------------------------------------------------------------------------------------------------------
    2.    31-60                                                                       $0            $5,456           $10,532
    -------------------------------------------------------------------------------------------------------------------------
    3.    61-90                                                                   $5,456           $10,532           $13,686
    -------------------------------------------------------------------------------------------------------------------------
    4.    91+                                                                    $58,902           $48,370           $34,684
    -------------------------------------------------------------------------------------------------------------------------
    5.    TOTAL  ACCOUNTS  RECEIVABLE                                $0          $64,358           $64,358           $64,358
    -------------------------------------------------------------------------------------------------------------------------
    6.    AMOUNT  CONSIDERED  UNCOLLECTIBLE
    -------------------------------------------------------------------------------------------------------------------------
    7.    ACCOUNTS  RECEIVABLE  (NET)                                $0          $64,358           $64,358           $64,358
    -------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------
    AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                                 MONTH: January 2002
                                                                                         ------------------------------------
    -------------------------------------------------------------------------------------------------------------------------
                                          0-30              31-60            61-90              91+
    TAXES  PAYABLE                        DAYS              DAYS              DAYS             DAYS              TOTAL
    -------------------------------------------------------------------------------------------------------------------------
    1.    FEDERAL                                  $0                                                                    $ -
    -------------------------------------------------------------------------------------------------------------------------
    2.    STATE                                                      $0               $0                                 $ -
    -------------------------------------------------------------------------------------------------------------------------
    3.    LOCAL                                                                                                          $ -
    -------------------------------------------------------------------------------------------------------------------------
    4.    OTHER (ATTACH LIST)                                                                                            $ -
    -------------------------------------------------------------------------------------------------------------------------
    5.    TOTAL  TAXES  PAYABLE                    $0                $0               $0                $0                $0
    -------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
    6.    ACCOUNTS  PAYABLE                    14,135           112,096           65,845            32,732           224,808
    -------------------------------------------------------------------------------------------------------------------------
          In accordance with court order, unpaid liabilities to professionals
          (Andrews & Kurth, et.al.) of $198,692 were not released for payment pending approval by court.
    --------------------------------------------------

    STATUS  OF  POSTPETITION  TAXES                                               MONTH: January 2002
                                                                                         ------------------------------------

    --------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING          AMOUNT                             ENDING
                                                             TAX         WITHHELD AND/        AMOUNT              TAX
    FEDERAL                                              LIABILITY*        0R ACCRUED          PAID            LIABILITY
    -------------------------------------------------------------------------------------------------------------------------
    1.    WITHHOLDING**                                                         $556,909          $556,909                $0
    -------------------------------------------------------------------------------------------------------------------------
    2.    FICA-EMPLOYEE**                                                        $47,309           $47,309                $0
    -------------------------------------------------------------------------------------------------------------------------
    3.    FICA-EMPLOYER**                                                        $47,309           $47,309                $0
    -------------------------------------------------------------------------------------------------------------------------
    4.    UNEMPLOYMENT                                                              $776              $776                $0
    -------------------------------------------------------------------------------------------------------------------------
    5.    INCOME                                                                      $0                $0                $0
    -------------------------------------------------------------------------------------------------------------------------
    6.    OTHER (ATTACH LIST)                                                                                             $0
    -------------------------------------------------------------------------------------------------------------------------
    7.    TOTAL  FEDERAL  TAXES                                      $0         $652,304          $652,304                $0
    -------------------------------------------------------------------------------------------------------------------------
    STATE  AND  LOCAL
    -------------------------------------------------------------------------------------------------------------------------
    8.    WITHHOLDING                                                $0             $485              $485                $0
    -------------------------------------------------------------------------------------------------------------------------
    9.    SALES                                                                       $0                $0                $0
    -------------------------------------------------------------------------------------------------------------------------
    10.   EXCISE                                                                                                          $0
    -------------------------------------------------------------------------------------------------------------------------
    11.   UNEMPLOYMENT                                               $0             $786              $786                $0
    -------------------------------------------------------------------------------------------------------------------------
    12.   REAL  PROPERTY                                                                                                  $0
    -------------------------------------------------------------------------------------------------------------------------
    13.   PERSONAL  PROPERTY                                                                                              $0
    -------------------------------------------------------------------------------------------------------------------------
    14.   OTHER - Franchise and income taxes                                      $4,221            $4,221                $0
    -------------------------------------------------------------------------------------------------------------------------
    15.   TOTAL  STATE  &  LOCAL                                     $0           $5,492            $5,492                $0
    -------------------------------------------------------------------------------------------------------------------------
    16.   TOTAL  TAXES                                               $0         $657,796          $657,796                $0
    -------------------------------------------------------------------------------------------------------------------------

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Monthly Operating Report

    ---------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                                       ACCRUAL BASIS-5
    ---------------------------------------------------

    ---------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                                                 02/13/95, RWD, 2/96
    ---------------------------------------------------
               ***** AMOUNTS ARE UNAUDITED *****

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                               MONTH: January 2002
    ----------------------------------------           -----------------------------------------------------------------------
    BANK  RECONCILIATIONS
                                            Account #1 Account #2 Account #3 Account #4 Account #5 Account #6
    --------------------------------------------------------------------------------------------------------------------------
    A.          BANK:                          Bank of America
    ----------------------------------------------------------------------------------------------------------
    B.           ACCOUNT  NUMBER:           1630767251 3751782030 1631766518 3751782043 4771140656 3751782056      TOTAL
    ----------------------------------------------------------------------------------------------------------
                                                                     Health      Health    Employee     Employee
    C.           PURPOSE  (TYPE):           Closed      Operating   Benefits    Benefits  Benefit Plan Benefit Plan
    --------------------------------------------------------------------------------------------------------------------------
    1.   BALANCE  PER  BANK  STATEMENT              $0   $242,224         $0   $101,311         $0    $50,713        $394,248
    --------------------------------------------------------------------------------------------------------------------------
    2.   ADD:  TOTAL  DEPOSITS  NOT  CREDITED       $0                                                                     $0
    --------------------------------------------------------------------------------------------------------------------------
    3.   SUBTRACT:  OUTSTANDING  CHECKS             $0  ($170,039)             ($31,831)                            ($201,870)
    --------------------------------------------------------------------------------------------------------------------------
    4.   OTHER  RECONCILING  ITEMS                  $0                                          $0   ($43,690)       ($43,690)
    --------------------------------------------------------------------------------------------------------------------------
    5.   MONTH  END  BALANCE  PER  BOOKS            $0    $72,185         $0    $69,480         $0     $7,023        $148,688
    --------------------------------------------------------------------------------------------------------------------------
    6.   NUMBER  OF  LAST  CHECK  WRITTEN
    --------------------------------------------------------------------------------------------------------------------------


    ----------------------------------------
    INVESTMENT ACCOUNTS
    --------------------------------------------------------------------------------------------------------------------------
                                             DATE OF    TYPE OF                                     PURCHASE      CURRENT
    BANK,  ACCOUNT  NAME  &  NUMBER          PURCHASE       INSTRUMENT                               PRICE         VALUE
    --------------------------------------------------------------------------------------------------------------------------
    7.
    --------------------------------------------------------------------------------------------------------------------------
    8.
    --------------------------------------------------------------------------------------------------------------------------
    9.
    --------------------------------------------------------------------------------------------------------------------------
    10.
    --------------------------------------------------------------------------------------------------------------------------
    11.  TOTAL  INVESTMENTS                                                                                $0              $0
    --------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------
    CASH

    --------------------------------------------------------------------------------------------------------------------------
    12.  CURRENCY ON HAND                                                                                                $250
    --------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------
    13.  TOTAL  CASH  -  END  OF MONTH                                                                               $148,938
    --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                                Monthly Operating Report
     -------------------------------------------------------------
     CASE  NAME:  ProMedCo Management Company                                   ACCRUAL BASIS-6
     -------------------------------------------------------------
     -------------------------------------------------------------
     CASE  NUMBER:  01-42502-BJH-11                                             02/13/95, RWD, 2/96
     -------------------------------------------------------------
                               ***** AMOUNTS ARE UNAUDITED *****  MONTH: _______January_2002
                                                                                --------------
     ---------------------------------------------------------------------------
     PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
     ---------------------------------------------------------------------------

     OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
     TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
     AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
     COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
     TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

     ---------------------------------------------------------------------------
                                      INSIDERS
     ---------------------------------------------------------------------------
                                     TYPE OF           AMOUNT      TOTAL PAID
     ---------------------------------------------------------------------------
                  NAME               PAYMENT            PAID         TO DATE
     ---------------------------------------------------------------------------
     1.  Charles McQueary     salary                     $328,641      $328,641
     ---------------------------------------------------------------------------
         Charles McQueary     expense reports                  $0            $0
     ---------------------------------------------------------------------------
     2.  Robert Smith         salary                       $1,706        $1,706
     ---------------------------------------------------------------------------
         Robert Smith         expense reports                  $0            $0
     ---------------------------------------------------------------------------
     3.  Mike Yeary           salary                     $292,509      $292,509
     ---------------------------------------------------------------------------
         Mike Yeary           expense reports              $4,812        $4,812
     ---------------------------------------------------------------------------
     4.  Karen Nicolaou       salary                     $210,811      $210,811
     ---------------------------------------------------------------------------
     5.  Karen Nicolaou       expense reports              $5,696        $5,696
     ---------------------------------------------------------------------------
     6.  TOTAL PAYMENTS TO INSIDERS                      $844,175      $844,175
     ---------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
     --------------------------------------------------------------------------------------------------------
                                  DATE OF COURT                                                   TOTAL
                                ORDER AUTHORIZING      AMOUNT        AMOUNT      TOTAL PAID      INCURRED
                       NAME          PAYMENT          APPROVED        PAID         TO DATE      & UNPAID *
     --------------------------------------------------------------------------------------------------------
     1.  Andrews & Kurth          April 9, 2001          $578,243      $578,243      $578,243       $408,442
     --------------------------------------------------------------------------------------------------------
     2.  Colvin & Petrocchi, L.L. April 6, 2001            $2,693        $2,693        $2,693         $5,923
     --------------------------------------------------------------------------------------------------------
     3.  Dyer, Ellis & Joseph                              $3,736        $3,736        $3,736         $8,007
     --------------------------------------------------------------------------------------------------------
     4   Cozen & O'Connor                                  $6,845        $6,845        $6,845             $0
     --------------------------------------------------------------------------------------------------------
     5   Haynes & Boone                                    $4,105        $4,105        $4,105         $7,888
     --------------------------------------------------------------------------------------------------------
     6.  TOTAL  PAYMENTS
         TO  PROFESSIONALS                               $595,622      $595,622      $595,622       $430,260
     --------------------------------------------------------------------------------------------------------
     *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

     --------------------------------------------------------------------------------------------------------
     POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND
     ADEQUATE PROTECTION  PAYMENTS
     --------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------
                                                      SCHEDULED      AMOUNTS
                                                       MONTHLY        PAID          TOTAL
                                                      PAYMENTS       DURING        UNPAID
                    NAME OF CREDITOR                     DUE          MONTH     POSTPETITION
     -----------------------------------------------------------------------------------------
     1.
     -----------------------------------------------------------------------------------------
     2
     -----------------------------------------------------------------------------------------
     3
     -----------------------------------------------------------------------------------------
     6.  TOTAL                                                 $0            $0            $0
     -----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                            Monthly Operating Report

    --------------------------------------------------------------------------
    CASE  NAME:  ProMedCo Management Company                                                ACCRUAL  BASIS-7
    --------------------------------------------------------------------------
    --------------------------------------------------------------------------
    CASE  NUMBER:  01-42502-BJH-11                                                          02/13/95, RWD, 2/96
    --------------------------------------------------------------------------
                                                                                            January 2002
                                                                                            ------------------------------

    ---------------------------------------
    QUESTIONNAIRE
    ----------------------------------------------------------------------------------------------------------------------
                                                                                                  YES             NO
    ----------------------------------------------------------------------------------------------------------------------
    1.  HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                                                   XX
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
    ----------------------------------------------------------------------------------------------------------------------
    2.  HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                                     XX
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
    ----------------------------------------------------------------------------------------------------------------------
    3.  ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                                    XX
        LOANS) DUE  FROM RELATED PARTIES?
    ----------------------------------------------------------------------------------------------------------------------
    4.  HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                              XX
        THIS REPORTING PERIOD?
    ----------------------------------------------------------------------------------------------------------------------
    5.  HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                                     XX
        DEBTOR FROM ANY PARTY?
    ----------------------------------------------------------------------------------------------------------------------
    6.  ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                        XX
    ----------------------------------------------------------------------------------------------------------------------
    7.  ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                                 XX
        PAST  DUE?
    ----------------------------------------------------------------------------------------------------------------------
    8.  ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                   XX
    ----------------------------------------------------------------------------------------------------------------------
    9.  ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                            XX
    ----------------------------------------------------------------------------------------------------------------------
    10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                                      XX
        DELINQUENT?
    ----------------------------------------------------------------------------------------------------------------------
    11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                                    XX
        REPORTING PERIOD?
    ----------------------------------------------------------------------------------------------------------------------
    12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                           XX
    ----------------------------------------------------------------------------------------------------------------------

    IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
    EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.
    4. In accordance with an approved court order, prepetition salaries and wages and employee benefit liabilities were paid during the month.
    ----------------------------------------------------------------------------------------------------------------------
    During the month, the bank group withdrew cash from the cash collateral account as a payment against the pre-petition secured debt.
    ----------------------------------------------------------------------------------------------------------------------

    ---------------------------------------
    INSURANCE
    ----------------------------------------------------------------------------------------------------------------------
                                                                                                  YES             NO
    ----------------------------------------------------------------------------------------------------------------------
    1.  ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                    XX
        NECESSARY INSURANCE COVERAGES IN EFFECT?
    ----------------------------------------------------------------------------------------------------------------------
    2.  ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                XX
    ----------------------------------------------------------------------------------------------------------------------
    3.  PLEASE  ITEMIZE  POLICIES  BELOW.
    ----------------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
    BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
    EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------
                                      INSTALLMENT  PAYMENTS
     ----------------------------------------------------------------------------------------------------------------
               TYPE  OF                                                                        PAYMENT AMOUNT
                POLICY                  CARRIER                   PERIOD COVERED                 & FREQUENCY
     ----------------------------------------------------------------------------------------------------------------
                        Philadelphia Indemnity
   Property Insurance   Insurance Company                9-1-00 to 9-1-01              $92,378 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Automobile Insurance Hartford Insurance Company       9-24-00 to 9-24-01            $15,000 - annual
   ----------------------------------------------------------------------------------------------------------------
   General liability    Hartford Insurance Company       9-1-00 to 9-1-01              $75,388 paid in full
   ----------------------------------------------------------------------------------------------------------------
                        National Union Fire
   Fiduciary liability  Insurance Co. of Pittsburgh      4-15-01 to 4-15-02            $6,000 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Crime (Fidelity/     National Union Fire
   Dishonesty)          Insurance Co. of Pittsburgh      4-15-01 to 4-15-02            $12,500 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Errors & Ommissions
   (E&O)                Steadfast Insurance Company      10-1-00 to 10-1-01            $8,116 - paid in full
   ----------------------------------------------------------------------------------------------------------------
                        National Union Fire                                            $159,139 financed monthly -
   EPLI                 Insurance Co. of Pittsburgh      10-1-00 to 10-1-02            current on payments
   ----------------------------------------------------------------------------------------------------------------
                        National Union Fire
   Directors & Officers Insurance Co. of Pittsburgh      10-1-00 to 10-1-02            $560,000 - paid in full
   ----------------------------------------------------------------------------------------------------------------
   Commercial Umbrella
   Liability            Steadfast Insurance Company      7-31-00 to 7-31-01            $123,820 financed month - current on payment
   ----------------------------------------------------------------------------------------------------------------
   Workers Compensation Legion Insurance Company         3-29-01 to 12-31-01           $8,084 - paid in full
   ----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------